Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) by and between First Federal Bancshares of Arkansas, Inc. (the “Company”), an Arkansas corporation, and the undersigned warrant holders (each a “Holder” and together, the “Holders”) is effective as of the date of first issuance of any of the Warrants (defined below).

WHEREAS, in order to induce each of the Holders to commit to purchasing 506,329 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) in a subsequent private placement (the “Commitment”), the Company agreed to issue to each Holder warrants to purchase 35,443 shares of the Common Stock (each a “Warrant” and together, the “Warrants”); and

WHEREAS, as a further inducement to the Holders’ Commitments, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws for the shares of Common Stock underlying the Warrants.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Holders agree as follows:

SECTION 1.     Registration.

1.1     General. At the request of a Holder, the Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (“SEC”) one or more Shelf Registration Statements (or, if permitted by the rules of the SEC, otherwise designate an existing Shelf Registration Statement filed with the SEC to cover such Registrable Securities) providing for the resale pursuant to Rule 415 from time to time by the Holder(s) of such number of shares of Registrable Securities requested by the Holder(s) to be registered thereby, and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as soon as practicable and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until the time as there are no such Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). Notwithstanding the registration obligations set forth in this Section 1.1, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (a) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial Shelf Registration Statement as required by the SEC and/or (b) withdraw the initial Shelf Registration Statement and file a new Shelf Registration Statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on such form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new Shelf Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Shelf Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock to be included by any Person other than a Holder; second, the Company shall reduce or eliminate any shares of Common Stock to be included by any Affiliate (which shall not include any of the Holders or their Affiliates) of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the SEC that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders. In the event the Company amends the initial Shelf Registration Statement or files a new Shelf Registration Statement, as the case may be, under clauses (a) or (b) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on such form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended, or the new Shelf Registration Statement. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

1.2     Demand Registration.

(a)     Initiating Holders shall have the right, by written notice (the “Demand Notice”) given to the Company, to request, at any time and from time to time during such periods when a Shelf Registration Statement or Shelf Registration Statements covering all of the Holder’s Registrable Securities is or are not existing and effective, that the Company register under and in accordance with the provisions of the Securities Act all or any portion of the Registrable Securities designated by such Initiating Holders. Upon receipt of a Demand Notice, the Company shall promptly (and in any event within ten (10) business days from the date of receipt of such Demand Notice), notify each Holder (other than the Initiating Holders) of the receipt of such Demand Notice and allow such other Holder the opportunity to include Registrable Securities held by such Holders in the proposed registration by submitting its own written notice to the Company within ten (10) business days of receipt of the Company notice to such other Holder. The Company, within forty-five (45) days of the date on which the Company receives the Demand Notice, shall file with the SEC, and the Company shall thereafter use its best efforts to cause to be declared effective as promptly as practicable, a registration statement on the appropriate form for the registration and sale as shall be selected by the Company and as shall be reasonably acceptable to the Holders registering Registrable Securities, in accordance with the intended method or methods of distribution (which may be by an underwritten offering), of the total number of Registrable Securities specified by the Holders in such Demand Notice (a “Demand Registration Statement”). If the Holders registering Registrable Securities intend to distribute any Registrable Securities by means of an underwritten offering, they shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 3. The managing underwriters in any such distribution shall be mutually acceptable to the Company and the Holders registering Registrable Securities in such underwritten offering. Any Demand Registration Statement may, at the request of the Holders submitting the Demand Notice, be a “shelf” registration pursuant to Rule 415, if available.

(b)     The Company shall use reasonable best efforts to keep each Demand Registration Statement filed pursuant to this Section 1.2 continuously effective and usable for the resale of the Registrable Securities covered thereby for a period of one hundred eighty (180) days from the date on which the SEC declares such Demand Registration Statement effective, as such period may be extended pursuant to this Section 1.2(b). The time period for which the Company is required to maintain the effectiveness of any Demand Registration Statement shall be extended by the aggregate number of days of all suspension periods pursuant to Section 4 occurring with respect to such Demand Registration Statement.

(c)     The Company shall be entitled to suspend the use of any effective Registration Statement under this Section 1.2 under the circumstances set forth in Section 4.

1.3     Any registration (except for any registration made pursuant to Section 1.2) pursuant to this Section 1 shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company, and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 3. The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed.

     1.4     Piggyback Registration Rights.     If the Company proposes to register any of its securities, whether or not for its own account (including, without limitation, pursuant to the exercise of any demand registration rights pursuant to Section 1.2), other than a registration pursuant to Section 1.1 or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company shall give prompt written notice to the Holders of its intention to effect such a registration (but in no event less than ten (10) business days prior to the anticipated filing date) and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 1.4 prior to the effectiveness of such registration, whether or not the Holders have elected to include Registrable Securities in such registration.

1.5     If the registration referred to in Section 1.4 is proposed to be underwritten, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4. In such event, the right of the Holders to registration pursuant to this Section 1 shall be conditioned upon such Persons’ participation in such underwriting and the inclusion of such Persons’ Registrable Securities in the underwriting, and each such Person shall (together with the Company and the other Persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating Person disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders.

1.6     In the event (a) that the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 1.1 or (b) that a Piggyback Registration under Section 1.4 relates to an underwritten offering, and in any such case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company shall include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities shall be so included in the following order of priority: (i) first, solely in the case of a Piggyback Registration under Section 1.4 relating to a primary offering on behalf of the Company, any securities the Company proposes to sell for its own account, (ii) second, Registrable Securities of the Holders who have requested registration of Registrable Securities pursuant to Section 1.1 or Section1.4, as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such Holder and (iii) third, any other securities of the Company that have been requested to be so included.

1.7     In the event that Form S-3 is not available for the registration of the resale of Registrable Securities under Section 1.1, the Company shall (a) register the resale of the Registrable Securities on another appropriate form, including, without limitation, Form S-1 and (b) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

SECTION 2.     Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders selling in such registration pro rata on the basis of the aggregate number of securities or shares being sold.

SECTION 3.     Obligations of the Company. The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

3.1     By 9:30 a.m. New York City time on the first business day after the Effective Date of a Shelf Registration Statement, file a final prospectus with the SEC, as required by Rule 424(b) under the Securities Act.

3.2     Provide to each Holder a copy of any disclosure regarding the plan of distribution or the selling Holders, in each case, with respect to such Holder, at least three (3) business days in advance of any filing with the SEC of any registration statement or any amendment or supplement thereto that includes such information.

3.3     Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 3, and keep such registration statement effective or such prospectus supplement current.

3.4     Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

3.5     Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

3.6     Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

3.7     Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which notice shall not contain any material non-public information).

3.8     Within one (1) business day after such event, give written notice to the Holders (which notice shall not contain any material nonpublic information):

(a)     when any registration statement filed pursuant to Section 1 or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Securities Exchange Act of 1934 (“Exchange Act”)) and when such registration statement or any post-effective amendment thereto has become effective;

(b)     of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(c)     of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(d)     of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(e)     of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(f)     if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 3.12 cease to be true and correct.

3.9     Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 3.8(c) at the earliest practicable time.

3.10     Upon the occurrence of any event contemplated by Section 3.7 or 3.8(e) and subject to the Company’s rights under Section 4, the Company shall promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.11     Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

3.12     In the event of an underwritten offering pursuant to Section 1.1 or Section 1.4 enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (a) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (b) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (c) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the applicable registration statement) who have certified the financial statements included in such registration statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (d) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (e) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (a) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

3.13     Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information, in each case, reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

3.14     Cause all such Registrable Securities to be listed on each securities exchange on which the same class of securities issued by the Company are then listed or, if the same class of securities is not then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities of such class to be listed on NASDAQ.

3.15     If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

3.16     Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

SECTION 4.     Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice (each such suspension, a “Suspension Period”). No single Suspension Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Suspension Periods shall not exceed an aggregate of sixty (60) days.

SECTION 5.     Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

SECTION 6.     Furnishing Information.

6.1     The Holders shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

6.2     It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3 as to a selling Holder that such selling Holder, and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

SECTION 7.     Indemnification.

7.1     The Company agrees to indemnify each Holder and, if a Holder is a Person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Indemnitee in any such case to the extent that any such Loss is based solely upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee expressly for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnitee and shall survive the transfer of the Registrable Securities by Holders.

7.2     Indemnification Procedures.

(a)     If any proceeding shall be brought or asserted against any Indemnitee, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnitee to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Company.

(b)     An Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee or Indemnitees unless: (1) the Company has agreed in writing to pay such fees and expenses; (2) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnitee in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnitee and the Company; provided, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnitees. The Company shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending proceeding in respect of which any Indemnitee is a party, unless such settlement includes an unconditional release of such Indemnitee from all liability on claims that are the subject matter of such proceeding.

(c)     Subject to the terms of this Agreement, all fees and expenses of the Indemnitee (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 7.2) shall be paid to the Indemnitee, as incurred, within twenty (20) business days of written notice thereof to the Company; provided, that the Indemnitee shall promptly reimburse the Company for that portion of such fees and expenses applicable to such actions for which such Indemnitee is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 7, except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

7.3     If the indemnification provided for in Section 7.1 is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7.1. No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

7.4     The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Company may have to the Indemnitees.

SECTION 8.     Assignment of Registration Rights. The rights of the Holders to registration of Registrable Securities pursuant to Section 1 may be assigned by the Holders to a transferee or assignee of Registrable Securities; provided, however, that the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned and such transferee or assignee of Registrable Securities shall agree to be bound by the terms of this Agreement.

SECTION 9.     Holdback. With respect to any underwritten offering of Registrable Securities by the Holders pursuant to this Agreement, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten (10) days prior and ninety (90) days following the effective date of such offering or such longer period up to ninety (90) days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to ninety (90) days as may be requested by the managing underwriter. “Special Registration” means the registration of (a) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (b) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its subsidiaries or in connection with dividend reinvestment plans.

SECTION 10.     Rule 144; Rule 144A Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

10.1     make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

10.2     so long as a Holder owns any Registrable Securities, furnish to such Holder(s) forthwith upon request: (a) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act; (b) a copy of the most recent annual or quarterly report of the Company; and (c) such other reports and documents as the Holder(s) may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

10.3     to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

SECTION 11.     Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

11.1     “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person provided that no security holder of the Company shall be deemed to be an Affiliate of any other security holder or of the Company or any of its subsidiaries solely by reason of any investment in the Company. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

11.2     “Effective Date” means the date that the Shelf Registration Statement filed pursuant to Section 1.1 is first declared effective by the SEC.

11.3     “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

11.4     “Initiating Holders” means any Holder or Holders who in the aggregate hold not less than 25% of the outstanding Registrable Securities.

11.5     “Losses” means any and all losses, damages, reasonable costs, reasonable expenses (including reasonable attorneys’ fees and disbursements), liabilities, settlement payments, awards, judgments, fines, obligations, claims, and deficiencies of any kind.

11.6     “Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental entity or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

11.7     “Register,” “registered” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

11.8     “Registrable Securities” means (a) all Common Stock issued or issuable upon exercise of the Warrants and (b) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (a) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities shall not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be immediately sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (iii) they shall have ceased to be outstanding or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

11.9     “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Agreement, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show,” the reasonable fees and disbursements of Holders’ Counsel (not to exceed $100,000), and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

11.10   “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

11.11   “SEC Guidance” means (A) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (B) the Securities Act.

11.12   “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

SECTION 12.     Forfeiture of Rights. At any time, any holder of Registrable Securities (including any Holder) may elect to forfeit its rights set forth in this Agreement from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 1.4 – 1.7 in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 7 with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 12, any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 1.1 or 1.4 prior to the date of such Holder’s forfeiture.

SECTION 13     Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

First Federal Bancshares of Arkansas, Inc. 1401 Highway 62-65 North, Harrison, Arkansas 72601 Attention: Christopher M. Wewers Facsimile: (501) 907-5351 E-mail: cwewers@ffbh.com with a copy to:
Kutak Rock LLP 124 W. Capitol Ave. Suite 2000 Little Rock, Arkansas 72201 Attention: Daniel L. Heard Facsimile: (501) 975-3001 E-mail: daniel.heard@kutakrock.com or to such other person at such other place as the Company shall designate to the Holders in writing; and

if to a Holder, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 14.     Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each of the Holders. Any amendment or waiver effected in accordance with this Section 14 shall be binding upon the Company and each Holder and their respective successors and assigns.

SECTION 15.     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 16.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 17.     Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Arkansas applicable to contracts made and to be performed entirely within such state, without giving effect to its conflicts of law principles.

SECTION 18.     Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Eastern District of Arkansas sitting in Little Rock, Arkansas, so long as such court shall have subject matter jurisdiction over such suit, action or proceeding or, if it does not have subject matter jurisdiction, in any Arkansas state court sitting in Little Rock, Arkansas, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts referred to above for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

SECTION 19.     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 20.     Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Holders make any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

SECTION 21.     Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Company and each of the Holders have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:
Name: Christopher M. Wewers
Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the Company and each of the Holders have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDER:

By:
Name:

Address:

Telephone:

Email Address:

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